UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C3 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

Liberty Island Group I LLC

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-01	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”), dated and filed as of January 28, 2016, and Current Report on Form 8-K/A filed on February 18, 2016, with respect to CFCRE 2016-C3 Mortgage Trust. The purpose of this amendment is to make certain revisions to the language in the Original Form 8-K referring to the net proceeds to and expenses paid by the Depositor in connection with the issuance and distribution of the Certificates.

The paragraph in the Original Form 8-K that reads, “The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, SocGen and LIG. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,998,390, were approximately $705,088,047. Of the expenses paid by the Depositor, approximately $60,000 were paid directly to affiliates of the Depositor, approximately $329,771 in the form of fees were paid to the Underwriters and the Initial Purchasers, $15,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,653,619 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor” is hereby deleted and replaced in its entirety with the following:

“The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, SocGen and LIG. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,765,684, were approximately $705,334,752. Of the expenses paid by the Depositor, approximately $247,371 were paid directly to affiliates of the Depositor, approximately $329,771 in the form of fees were paid to the Underwriters and the Initial Purchasers, $15,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,403,314 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.
(Registrant)

Date: May 23, 2016
	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Principal Executive Officer

W. TURNER BOOTH REVIEWED LEGAL DEPARTMENT